UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 6, 2006
TUTOGEN MEDICAL, INC.

(Registrant’s telephone number, including area code)

Florida	0-16128	59-3100165

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
13709 Progress Boulevard, Box 19
Alachua, Florida 32615

(Address of principal executive offices)
(386) 462-0402

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.II AMENDED AND RESTATED BY-LAWS

Item 8.01 Other Events
     On November 6, 2006, at a duly called meeting of the Board of Directors, the Board adopted Amended and Restated By-laws, a copy of which is attached hereto as Exhibit 3(ii)
Item 9.01 Financial Statements and Exhibits

Exhibits

3(ii)	Amended and Restated By-laws.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 8, 2006

TUTOGEN MEDICAL, INC.
By:	/s/ L. Robert Johnston, Jr.
	Name:	L. Robert Johnston, Jr.
	Title:	Chief Financial Officer

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